SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

J&J SNACK FOODS CORP.

(Exact name of registrant as specified in its charter)

New Jersey	000-14616	22-1935537
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Organization)	File Number)	Identification No.)

350 Fellowship Rd., Mount Laurel, New Jersey 08054
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (856) 665-9533

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	JJSF	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On August 28, 2025, J & J Snack Foods Corp. committed to a plan to strategically optimize the Company’s manufacturing footprint through, among other things, the closure of certain of its manufacturing plants. The contemplated closures will include asset write-down and write-off charges, severance and related benefits costs, and other exit and disposal costs.

In connection with the planned closures, the Company expects to record total pre-tax plant closure and related asset impairment charges of between $12 million and $20 million in our fiscal fourth quarter of 2025 and into our fiscal year 2026. These charges are expected to include:

-	Non-cash pre-tax asset write-downs and write-offs of between $4 million and $8 million, predominantly related to certain property, plant, and equipment at our impacted plants.

-	Severance and benefit costs of between $2 million and $3 million (pre-tax), of which cash payments are expected to be made in our fiscal fourth quarter of 2025 and into our fiscal year 2026.

-	Other exit and disposal costs of between $6 million and $9 million (pre-tax), of which cash payments are expected to be made in our fiscal fourth quarter of 2025 and into our fiscal year 2026.

The Company expects the closure activities to be completed in our fiscal year 2026, and that plant optimization will generate pre-tax cost savings of approximately $15 million on an annualized run-rate basis. These savings will be a component of our previously announced transformation program.

ITEM 2.06. MATERIAL IMPAIRMENTS

The disclosure under Item 2.05 is incorporated by reference into this Item 2.06.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s expected amount of cost savings and pre-tax charges and the anticipated timing of such savings and pre-tax charges and certain other actions described herein, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “goals,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of management. We do not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ from those in the forward-looking statements include, but are not limited to, industry, economic and other conditions, as well as other factors, that could affect the amount of such savings and pre-tax charges and the timing of such savings and pre-tax charges or other actions described herein, and other risks identified in our annual report on Form 10-K, and our other filings with the Securities and Exchange Commission. Many of these factors are outside of the Company’s control.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description of Document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J & J SNACK FOODS CORP.

By:/s/Shawn Munsell

Shawn Munsell
Chief Financial Officer

Date: August 28, 2025

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